PROSPECTUS SUPPLEMENT                                EXHIBIT 99.1
(To Prospectus dated October 25, 2004)               REGISTRATION NO.  333-44286



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                        1,000,000,000 Depositary Receipts
                          Europe 2001 HOLDRS (SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated October 25, 2004 relating to the sale of up to 1,000,000,000 depositary receipts by the Europe 2001 HOLDRS (SM) Trust.

         The share amounts specified in the table in the "Highlights of Europe 2001 HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                                        Primary U.S.
                                                                              Share        Trading
                           Name of Company                     Ticker        Amounts       Market
                           ---------------                     ------        -------       ------
           AEGON, N.V.                                           AEG           5.2          NYSE
           Alcatel*                                              ALA            3           NYSE
           Amdocs Limited                                        DOX            3           NYSE
           ARM Holdings plc*                                    ARMHY           8          NASDAQ
           ASM International N.V.                               ASMI           13          NASDAQ
           ASML Holding N.V.                                    ASML            7          NASDAQ
           AstraZeneca PLC.*                                     AZN            4           NYSE
           AXA*                                                  AXA            6           NYSE
           Bookham Inc.                                         BKHM           1.2         NASDAQ
           BP p.l.c.*                                            BP             4           NYSE
           Business Objects S.A.*                               BOBJ           4.5         NASDAQ
           Cable & Wireless p.l.c.*                              CWP            4           NYSE
           DaimlerChrysler AG                                    DCX            4           NYSE
           Deutsche Telekom AG*                                  DT             5           NYSE
           Diageo p.l.c.*                                        DEO            5           NYSE
           Elan Corporation, p.l.c.*                             ELN            4           NYSE
           Ericsson LM Telephone Company*                       ERICY          1.6         NASDAQ
           GlaxoSmithKline p.l.c.*                               GSK            6           NYSE
           Infineon Technologies AG*                             IFX            5           NYSE
           ING Group N.V.*                                       ING            4           NYSE
           IONA Technologies p.l.c.*                            IONA            3          NASDAQ
           Koninklijke Philips Electronics N.V.                  PHG            5           NYSE
           Millicom International Cellular S.A.*                MICC            8          NASDAQ
           Nokia Corp.*                                          NOK            5           NYSE
           Novartis AG*                                          NVS            5           NYSE
           Qiagen N.V.                                          QGEN            6          NASDAQ
           Repsol YPF, S.A.*                                     REP           11           NYSE
           Royal Dutch Petroleum Company                         RD             3           NYSE
           Ryanair Holdings p.l.c.*                             RYAAY           8          NASDAQ
           Sanofi-Aventis SA*                                    SNY         4.6956         NYSE
           SAP AG*                                               SAP            4           NYSE
           Scottish Power p.l.c.*                                SPI            7           NYSE
           Serono S.A.*                                          SRA            9           NYSE
           Shire Pharmaceuticals Group p.l.c.*                  SHPGY           4          NASDAQ
           Skillsoft p.l.c.*                                    SKIL            6          NASDAQ
           STMicroelectronics N.V.                               STM            4           NYSE

                                                                            (continued on following page)

                                                                                        Primary U.S.
                                                                              Share        Trading
                           Name of Company                     Ticker        Amounts       Market
                           ---------------                     ------        -------       ------
           Telefonica S.A.*(1)                                  TEF       3.444732106       NYSE
           Terra Networks, S.A.*                               TRLY            15          NASDAQ
           Total S.A.*                                          TOT            3            NYSE
           UBS AG                                               UBS            3            NYSE
           Unilever N.V.                                        UN             3            NYSE
           Vivendi Universal*                                    V             3            NYSE
           Vodafone Group p.l.c.*                               VOD            6            NYSE
           WPP Group p.l.c.*                                   WPPGY           3           NASDAQ

           --------------------------------

           (1) Effective June 21, 2005, the quantity of shares of Telefonica S.A. (NYSE: "TEF") represented by each 100 share round lot of Europe 2001 HOLDRS increased to 3.4447321064 shares from
                  3.31224241 shares, as a result of a 4% stock dividend of Telefonica S.A.

            * The securities of these non-U.S. companies trade in the United States as American Depository Receipts. Please see "Risk Factors" and "Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

         The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

            The date of this prospectus supplement is June 30, 2005.